Common Stock                                                        Common Stock

=============                                                      =============
   NUMBER                                                              SHARES
=============                                                      =============

NO PAR VALUE                                                        NO PAR VALUE


                      [LOGO OF KORN/FERRY INTERNATIONAL]

            INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

THIS CERTIFICATE IS TRANSFERABLE IN              COUNTERSIGNED AND REGISTERED:
CALIFORNIA OR NEW YORK, NEW YORK                 CHASEMELLON BANK SHAREHOLDER
                                                 SERVICES L.L.C.

CUSIP 500643 20 0                                BY

                                                           TRANSFER AGENT
                                                             AND REGISTRAR

                                                      AUTHORIZED SIGNATURE

This certifies that





is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Korn/Ferry, International transferable in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the transfer agent and registered by the registrar.

     Witness the seal of the corporation and the facsimile signatures of its duly authorized officers.

Dated:
                                  [SEAL]
               SECRETARY                              CHIEF EXECUTIVE OFFICER
                                                      AND PRESIDENT

                           KORN FERRY INTERNATIONAL

      Upon request to the Secretary of the Corporation or the transfer agent for the Common Stock, the Corporation will furnish to any shareholder, without charge, a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption of the stock of each class that the Corporation is authorized to issue, the differences in the relative rights and preferences between the shares of each series of the Corporation's stock to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series of stock.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


                For Value received,        hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
_______________________________________________________________________________
_______________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE)
_______________________________________________________________________________
_________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________________Attorney
to transfer the said shares on the books of the within named Corporation, with full power of substitution in the premises. Dated:______________________________________
                                              __________________________________
                                                          Signature




Signature
Guaranteed:_______________________________





By________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION, GENERALLY,
BANKS, STOCK BROKERS, SAVINGS INSTITUTIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE PROGRAM.